                                                                  Exhibit 10.1


Date the 28th day of November 2002____________________________________________





             KanHan Technologies Limited AND


                     ChinaE.com Information Technology Ltd.















                  DISTRIBUTORSHIP AGREEMENT

 THIS DISTRIBUTORSHIP AGREEMENT is made on the 26th day of November 2002
 -----------------------------------------------------------------------

 BETWEEN:
 --------

 (1) KanHan Technologies Limited whose business office is situated at G/F, Unit 006, Tech Centre, 72 Tat Chec Avenue, Kowloon Tong, Hong Kong (hereinafter called "the Company") of the one part

          AND

 (2) ChinaE.com Information Technology Ltd. whose business office is situated al 286# 10/F. Guomao Building, Renmin Road South. Shenzhen, PRC (hereinafter called "the Distributor") of the other part


WHEREAS

          The Company is the owner of the intellectual property including but not limited to the copyright of a software product namely HanWEB Publishing Server and HanVoice Server as more particularly described in Article 1.1 and the First Schedule herein below ("the Products")

WHEREBY IT IS AGREED AS FOLLOWS:

Article 1  Definitions
----------------------


In this Agreement the following expressions shall have the following meanings unless the context requires otherwise: o

1.1 "the Products" means the Company's products or product lines, details of which are contained in the First Schedule of this Agreement.

1.2 "the Territory" means the General Commercial Market of the People's Republic of China

1.3 "Intellectual Property" means the patents, copyright, trademarks, trade names used or adopted anywhere in the world of the Products notwithstanding whether it is registered in the Territory.

1.4 "Trademarks or Trade Names" means the symbols, words, logos or devices used in connection with the Products anywhere in the world, irrespective of whether registered in the Territory.

1.5 "Effective Date" means the date of signing to this Agreement by such authorized officers of the Company and the Distributor.


                                       21
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Article 2 Restriction
---------------------

2.1 The Distributor is authorized by this Agreement to resell the Software Licenses of the Products for only certain line of products of the Company, details of which are specified in the Second Schedule of this Agreement.

2.2 The Products is protected by copyright laws and international copyright treaties, as well as other intellectual property laws and treaties. No part of the Products may be altered, reengineered, or reproduced in any forms or by any means.

Article 3 Appointment
---------------------


         The Company hereby appoints the Distributor, subject to the terms and conditions of this Agreement, as an authorized non-exclusive Distributor for the Software Licenses of the Products In the Territory.


Article 4 Acceptance of Appointment etc.
----------------------------------------


         The Distributor accepts the appointment referred to in Article 3 hereinabove and agrees to use its best endeavors to actively promote and extend the distribution and sale of the Software Licenses of the Products throughout the Territory to Its maximum potential, and without prejudice to the generality of the foregoing, the Distributor shall act in accordance with any reasonable written instructions which the Company may issue from time to time and the Distributor shall not do anything which may prevent such distribution and sales or interfere with the development of the market for the Products In the Territory.

Article 5 Representations, warranties and indemnities
-----------------------------------------------------

5.1 The Company makes no warranty as to the conditions of the Products and shall not be held responsible for any faults or defects found in the Products upon their delivery.

5.2 The Distributor shall not make any warranties, representations, promises or guarantees in respect of the Products other than those expressly authorized by the Company in writing.

5.3 The Company does not warrant that the operation of the Products will be secure or error-free, or free from any interruption, or that all errors can he corrected. The Company will not be responsible for any loss of data arising out of the use of the Products. The Company will not warrant any modification or change to the Products by any party other than the Company or if the Products are used with any operating systems or hardware configuration that is inconsistent with the Products' instructions.

5.4 The Distributor shall indemnify and hold the Company harmless against any liability, action, claim, loss, damages, judgment and award and shall pay the Company all costs on an indemnity basis from a claim that the Distributor made any misrepresentation in the promotion and use of the Products or that the Distributor infringes any third parry intellectual property rights whether in the Territory or otherwise.


                                       22
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5.5      The Distributor shall provide for such sales services including installation, maintenance, training and other technical supports. The Distributor shall at all times maintain adequate resources (engineering, documentation, etc) so as to attend to all such servicing requirements,



Article 6 Duration of Agreement
-------------------------------


         This Agreement shall become effective from the Effective Date and shall remain effective for a period of one [1] year from the Effective Date unless in the event of early termination or termination as provided In
         Article 18 hereinafter.

Article 7 Price Changes
-----------------------


         The Company reserves the right to change prices and discounts at any time during the continuance of this Agreement. Such: changes, however, shall be effective only after thirty (30) days' notice shall; have been given to the Distributor by the Company.

         The price list and discount offered to the Distributor as effective from 1st December, 2002 is contained in the Third Schedule of this Agreement


Article 8 Extra-Territorial Sales
---------------------------------

8.1 The Distributor shall not directly or indirectly send or ship any Products or cause any Products to be sent or shipped to any place outside the Territory, or sell any Products to any person, company, firm or organization within the Territory who intends or whom the Distributor has reason to believe intends to re-export the Products.

8.2 The Distributor shall forthwith or as soon as practicable refer to the Company all enquiries for the Products outside the Territory.


Article 9 Relationship of Parties
---------------------------------

9.1 It is hereby agreed and understood that the Distributor is not the agent or representative of the Company for any purpose whatsoever and that the Distributor shall not enter into any contracts or commitments in the name of or on behalf of the Company, nor shall the Distributor, its agents or employees bind the Company in any respect thereof.

9.2 The Company shall not be responsible for any acts or defaults of the Distributor or of the Distributor's representatives or employees.

9.3 Nothing in this Agreement shall constitute a partnership between the Company and the Distributor.



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Article 10 Commitment and Payment by the Distributor
----------------------------------------------------

10.1 As an authorized non-exclusive Distributor for the Software Licenses of the Products in the Territory, the Distributor shall be committed to the terms and conditions as stated in the Fourth Schedule of this Agreement.

10.2 Payments under Article 10.1 hereinabove shall be paid by the Distributor to the Company within a period of 120 Days upon acceptance of delivery of software as stated in the purchase order referred in the Fourth Schedule of this Agreement.


Article 11  Product Change
--------------------------


         The Company reserves the right, from time to time, without incurring any obligation to the Distributor, to discontinue any Products or type thereof, to alter the design or production thereof and/or to add new and additional types thereof to its line, to alter the Trade Marks used on or for any of the Products, and in the event of any such action on the part of the Company, it shall give the Distributor notice thereof as soon as it may be practicable to do so.

Article 12 Supply of the Products
---------------------------------

12.1 The Company shall supply the Distributor with copies of the Products for the purpose of the Distributor supplying copies of the Products to its customers.

12.2 The Distributor shall report to the Company in writing on an quarterly basis regarding the total number of Software Licenses sold and the total number of copies under Article 12.1 hereinabove which they have delivered to customers during the previous three (3) months.

12.3 The Distributor shall keep full and accurate books, records and accounts of the total number of Software Licenses sold and the total number of copies delivered under Article 12.1 hereinabove and give access to the Company or its duly authorized representatives to inspect such books, records and accounts. The Company shall require such booking, records and accounts as strict proof of the total number of Software Licenses sold by the Distributor.

12.4 The Company shall not be responsible or liable for any loss, damage, detention or delay caused by fire, strike, civil or military authority, governmental restrictions or controls. Insurrection or riot, wars, marine or air embargoes, lockout, tempest, accident, breakdown of machinery, delay in delivery of materials by other party or any other cause which is unavoidable or beyond its reasonable control, or in any event for consequential loss or damage.

12.5 The Distributor shall not in any event cancel any orders of the Products which have already been placed with the Company, or decline to accept or delay acceptance of delivery of the Products.

12.6 The Company and the Distributor hereby agree that the risks which subsist in the Products shall be passed from the Company to the Distributor upon delivery by the former.

Article 13 Records
------------------


         The Distributor shall keep full and accurate books, records and accounts of the Products distributed and give access to and allow the Company or its duly authorized representatives to inspect such books, records and accounts and to take copies thereof at all reasonable hours.


Article 14 Intellectual Property etc.
-------------------------------------

14.1 The onus of protecting the Trademarks or Trade Names and any other Intellectual Property rights, titles and interests relating thereto and to the Products in respect of the buying/ selling the Software Licenses and distributing the Products by the Distributor In the Territory, vests solely in the Distributor and such protection shall be effected on the expense of the Distributor.

14.2 The Company may at its discretion, institute legal proceedings against any improper or wrongful use of the Trademarks or Trade Names in the Territory, or other similar Intellectual Property rights and the Distributor shall, at the request of the Company, assist the Company in such legal proceedings without demanding a fee for doing so.

14.3 The Distributor shall Immediately bring any improper or wrongful use of The Trademarks or Trade Names in the Territory, or other similar Intellectual Properly rights which comes to its notice to the attention of the Company and will in and about the execution of its duties hereunder use every effort to safeguard such property rights and interests of the Company and will assist the Company in taking all steps to defend the rights of the Company other than by the Institution of legal proceedings.

14.4 The Distributor shall not us(C) for its own purposes or allow to be used by others, in so far as it may have any power to prevent such use, any of the Trademarks or Trade Names. The Distributor shall not use the Trademarks or Trade Names except with the consent and In accordance with any directions given by the Company.

14.5 No license is granted or implied by this Agreement for any patents owned or controlled by the Company or under which the Company has any rights, except the right to buy, sell and distribute the Software Licenses of the Products in the Territory. No rights to manufacture are granted to the Distributor by this Agreement.

14.6 The Distributor acknowledges that the Trademarks or Trade Names and any other Intellectual Property rights, title and interests relating thereto and to the Products, are and shall remain the Company's sole and exclusive property. The Distributor further acknowledges that its distribution of any of the Products shall not create any right, title or interest In the Intellectual Property, its registration or application therefore. All goodwill established In the Territory by the Distributor's distribution of any of the Products shall be deemed to be the sole and exclusive goodwill of the Company.

14.7 The Distributor shall not use any trademarks or trade names of the Distributor or of any other person, company, firm or organization on or in connection with the Products.

14.8 Where the Company considers it advisable for an application to be made for the registration of any of the Trademarks or Trade Names in the

         Territory in the name of the Company, the Distributor shall render all reasonable assistance to the Company in connection therewith.

14.9 Regarding the computer program contained in the Products, a version of the program in which it is converted into or out of a computer language or rode, or into a different computer language or code, is an adaptation of the program. Such adaptation of the program by the employees, customers or any other persons dealing with the Distributor is strictly prohibited by the Company.

14.10 The Distributor shall take all practical steps to prevent or minimize the adaptation as provided under Article 14.9 hereinabove or the transference of the computer program contained in the Products or any part thereof to any other person without the prior consent in writing by the Company.

14.11 In so far as it is necessary to disclose aspects of the computer program contained in the Products to employees or to any other persons dealing with the Distributor In relation to matters for which the computer program is used, such disclosure Is permitted only to the extent bona fide necessary for the purpose and only to the employee or another person who requires to know the same.

14.12 The Distributor shall take all reasonable steps to minimize the risk of their customers copying the computer program contained in the Products or any part thereof. The Distributor shall be liable for any loss, damages, cost or expenses suffered or incurred by the Company as a result of such copying by the customers of the Distributor and the Distributor shall under such circumstance, indemnify the Company in full.

Article 15 Confidentiality
--------------------------

         15.1 The Distributor shall not at any time either during the continuance of the Agreement or thereafter divulge to any third party any trade secrets or confidential information relating to the affairs, business or market of the Company and the Products, and shall further not use or attempt to use any of such secrets or information for the use or benefits of itself or any third party in any manner which may injure or cause loss directly or

Article 17 Assignment
---------------------


         Neither this Agreement nor any interest therein shall be transferable or assignable by the Distributor, by operation of law or otherwise, without the Company's prior written consent. Notwithstanding the foregoing, the Company may at any time assign any rights and obligations under this Agreement to any related company.


Article 18 Early Termination
----------------------------


 This Agreement shall terminate forthwith without notice by the Company;

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18.1     if the Distributor commits an act of insolvency or if an order is made or a resolution is passed for the liquidation or winding-up of the Distributor or compounds with creditors or takes or suffers any similar action or proceedings in consequence of debt.

18.2 if the Distributor fails to comply with the commitment(s) as provided in Article 10 hereinabove; 18.3 if the Distributor commits a material breach in respect of any other terms and conditions of this Agreement.

Article 19 Governing Law
------------------------


         This Agreement shall be construed in all respects in accordance with the Laws of the Hong Kong Special Administrative Region.

Article 20 Soverabilitv
-----------------------


         If any provision of this Agreement shall be found by any court of competent jurisdiction to be invalid or unenforceable for any reason whatsoever, the invalidity or unenforceability of such provision shall not affect the other provisions in this Agreement which shall remain in full force and effect.


         IN WITNESS whereof this Agreement has been duly executed on behalf of the parties on the day and year appearing on page 1.



SIGNED BY
___________________________
LAWRENCE MO
CEO
KanHan Technologies Limited
Duly authorized to sign and chop on behalf of the Company

SIGNED BY
Andy Lin
CEO
ChinaE.com Information Technology Ltd.
Duly authorized to sign and chop on behalf of the Recipient

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                               THE FIRST SCHEDULE
                               ------------------


 Currently, the Company has three major products.

 A. HanWEB Publishing Server Professional 3.0 for Windows 2000, Linux, Sun Solaria and AIX

It consists of four major components:

1. HanWEB Fanjtan Translation Server 3.0 (One way translation only e.g. From traditional Chinese to simplified Chinese only or from traditional Chinese to simplified Chinese only)


 A real time online translation engine between traditional Chinese and simplified Chinese with the following benefits:

* Cost and time saving - All maintenance and update (including content, design and programming) are made in one version.

* Easy and Instant installation - As a plug and play solution, simplified and traditional Chinese version can be built immediately.

* Best quality translation - Accurate translation is assured by a rule-based and database driven engine. On top of character-based translation, sophisticated vocabulary-based database translation is also included.

* Content management made simple - Only one set of database is maintained and updated.

* Information Integrity -- Since all Chinese contents (traditional Chinese or simplified Chinese) are originated from one database or source, information integrity can be kept.

2.       HanWEB UDC Chinese Font Server 3.0

         In Hong Kong, there are frequently used characters for name of places and people or Cantonese dialect which are not contained in Big-5 character coding scheme. These characters cannot be correctly displayed or are missing in the client's browsers.

         In view of this situation, the Government of Hong Kong has recently published a new Hong Kong Supplementary Character Sot (HKSCS) inclusive of 4700 commonly used characters not defined in Big-S. However, users have to download HKSCS fonts in order to view these characters online.

         With the help of HanWEB UDC Chinese Font Server, users do not need to download anything but HKSCS characters can still be correctly displayed in their browser. In fact, HanWEB UDC Chinese Font Server is capable of generating character images on the fly and push to the client's browser. Hence, we can ensure that all contents can be delivered to users.

3.       HanWEB Chinese Font Server 3.0

         With KanHan's patent pending technology, all Chinese characters can be converted to images and be viewed on non-Chinese browser environment. Hence, Web publishers can deliver their Chinese contents all over the world without barriers.
                                       28
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         In essence, HanWEB Chinese Font Server is an Innovative publishing platform to cater for present and future web content publishing with unlimited Chinese characters support for as simple as news to as complicated as dictionaries and ancient literatures.

4.       HanWEB Microsoft Office document Fanjian Translation Server 3.0

         Real time translation engine for Microsoft Office documents including WORD. EXCEL and PowerPoint files between traditional and simplified Chinese.



B. HanWEB Publishing Server Plug-in 1.0 consists of KanHan's premium Fanjian Translation Server 3:0 in the implementation of a plug-in program to Windows IIS Server and Linux Apache Server

(One way translation only e.g. From traditional Chinese to simplified Chinese only or from traditional Chinese to simplified Chinese only)


A real time online translation engine between traditional Chinese and simplified Chinese with the following benefits:

* Cost and time saving - All maintenance and update (including content, design and programming) are made in one version.



                                       29
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*        Easy and instant installation - As a plug-in format to popular web servers, simplified and traditional Chinese version can be built immediately.

* Best quality translation - Accurate translation is assured by a rule-based and database driven engine. On top of character-based translation, sophisticated vocabulary-based database translation is also included.

* Content management made simple - Only one set of database is maintained and updated.

* Information integrity -- Since all Chinese contents (traditional Chinese or simplified Chinese) are originated from one database or source, information integrity can be kept.



C.       HanVoice Web to Phone Server 1.0 for Windows 2000

* Real-time Web to phone conversion server for Cantonese, Putonghua and English based on ScanSoft RealSpeak text to speech technologies and Intel Dialogic telephony platform

*        Using standard phone or mobile phone for listening

*        Conversion of the whole website to speech in realtime or conversion of

*        only part of the website to speech by KanHan proprietary HTML tag


                                       30
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THE SECOND SCHEDULE
-------------------



The Distributor is authorized by this Agreement to resell the Software Licenses of the following products of the Company:

A.       HanWEB Publishing Server 3.0 for Windows 2000, Linux, Sun Solaris and
         AIX

B.       HanWEB Publishing Server Plug-in for Windows IIS and Linux Apache
         Server

C.       HanVoice Web to Phone Server 1.0 for Windows 2000



                                       31
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THE THIRD SCHEDULE
------------------


A. License fee for HanWEB Publishing Server Professional 3.0 (One Way Translation):



----------------------------------------------------------------- --------------------------------------------


License fee for each server of the same customer                  List Price (USD):
----------------------------------------------------------------- --------------------------------------------


1st server                                                        20,000
----------------------------------------------------------------- --------------------------------------------


2nd server                                                        10,000
----------------------------------------------------------------- --------------------------------------------


3r server                                                         5,000
----------------------------------------------------------------- --------------------------------------------


4th server                                                        2,500
----------------------------------------------------------------- --------------------------------------------


Additional Server after the 4th Server                            1,000 each
----------------------------------------------------------------- --------------------------------------------



B. License fee for HanWEB Fanjian Translation Server Plug-in 1.0 (One Way Translation):




----------------------------------------------------------------- --------------------------------------------


License fee for each server of the same customer                  List Price (USD):
----------------------------------------------------------------- --------------------------------------------


1st server                                                        2,500
----------------------------------------------------------------- --------------------------------------------


2nd server                                                        1,300
----------------------------------------------------------------- --------------------------------------------


3r server                                                         800
----------------------------------------------------------------- --------------------------------------------


4th server                                                        500
----------------------------------------------------------------- --------------------------------------------


Additional Server after the 4th Server                            200 each
----------------------------------------------------------------- --------------------------------------------

                                       32
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C.       License fee for HanVoice Web to Phone Server 1.0 for Windows 2000;

----------------------------------------------------------------- --------------------------------------------


License fee for each server of the same customer                  List Price (USD):
----------------------------------------------------------------- --------------------------------------------


1st server                                                        15,000
----------------------------------------------------------------- --------------------------------------------


2nd server                                                        10,000
----------------------------------------------------------------- --------------------------------------------


3r server                                                         6,000
----------------------------------------------------------------- --------------------------------------------


4th server                                                        3,000
----------------------------------------------------------------- --------------------------------------------


Additional Server after the 4th Server                            1,500 each
----------------------------------------------------------------- --------------------------------------------


**Intel Dialogic board and ScanSoft ReailSpeak text to speech software are to be quoted separately


DISCOUNT
--------

As an authorized non-exclusive Distributor for the Software Licenses of the Products, the Distributor Is entitled to a 40% discount from the list price of the License Fee.



                                       33
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THE FOURTH SCHEDULE
-------------------

The Distributor is required to place an upfront irrevocable, non-refundable purchase order of US$250,000 worth of software licenses by confirming the attached quotation at time this agreement is duly executed.

The Distributor should provide frontline support including software installation, online support telephone support and technical support upon the request of its customers. Upgraded Software during first year of purchase or during the maintenance period will be provided by the Company. The Distributor is responsible for installation and technical support of the upgraded software.





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